TEMPLETON VARIABLE ANNUITY FUND

                 THIS STATEMENT OF ADDITIONAL INFORMATION DATED
                  MAY 1, 1995, AS AMENDED SEPTEMBER 29, 1995,
                   IS NOT A PROSPECTUS. IT SHOULD BE READ IN
                       CONJUNCTION WITH THE PROSPECTUS OF
               TEMPLETON VARIABLE ANNUITY FUND DATED MAY 1, 1995,
                         AS AMENDED FROM TIME TO TIME,
               WHICH CAN BE OBTAINED WITHOUT COST UPON REQUEST TO
                        TEMPLETON VARIABLE ANNUITY FUND,
                      700 CENTRAL AVENUE, P.O. BOX 33030,
                       ST. PETERSBURG, FLORIDA 33733-8030
                      TOLL FREE TELEPHONE: (800) 774-5001

                               TABLE OF CONTENTS

                                                                         PAGE

GENERAL INFORMATION AND HISTORY........................................... 1
INVESTMENT PRACTICES AND RESTRICTIONS..................................... 2
-DEBT SECURITIES.......................................................... 2
-INVESTMENT RESTRICTIONS.................................................. 3
-RISK FACTORS............................................................. 5
-TRADING POLICIES......................................................... 9
-PERSONAL SECURITIES TRANSACTIONS........................................ 10
MANAGEMENT OF THE FUND................................................... 10
TRUSTEE COMPENSATION..................................................... 16
PRINCIPAL SHAREHOLDER.................................................... 17
INVESTMENT MANAGEMENT AND OTHER SERVICES................................. 17
-INVESTMENT MANAGEMENT AGREEMENT......................................... 17
-MANAGEMENT FEES......................................................... 18
-THE INVESTMENT MANAGER.................................................. 18
-BUSINESS MANAGER........................................................ 19
-CUSTODIAN............................................................... 20
-LEGAL COUNSEL........................................................... 21
-INDEPENDENT ACCOUNTANTS................................................. 21
-REPORTS TO SHAREHOLDERS................................................. 21
BROKERAGE ALLOCATION..................................................... 21
PURCHASE, REDEMPTION AND PRICING OF SHARES............................... 24
TAX STATUS............................................................... 25
DESCRIPTION OF SHARES.................................................... 30
PERFORMANCE INFORMATION.................................................. 30
FINANCIAL STATEMENTS..................................................... 34


                                          GENERAL INFORMATION AND HISTORY

         Templeton Variable Annuity Fund (the "Fund") was organized as a Massachusetts business trust on February 5, 1987. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. The Fund's Shares are currently sold only to Templeton Funds Annuity Company ("TFAC") to be held by Templeton Funds Retirement Annuity and Templeton Immediate Variable Annuity Separate

Accounts (the "Separate Accounts") for use as the sole investment vehicle for Templeton Retirement Annuities and Templeton Immediate Variable Annuities (the "Annuities"). The Fund's Shares may in the future be sold in connection with other insurance products or as otherwise permitted by applicable regulations and regulatory interpretations.

                                       INVESTMENT PRACTICES AND RESTRICTIONS

         DEBT SECURITIES. The Fund may invest in debt securities which are rated at least Ca by Moody's Investors Service, Inc. ("Moody's"), or CC by Standard & Poor's Corporation ("S&P"), or deemed to be of comparable quality by the Fund's investment manager, Templeton Investment Counsel, Inc. (the "Investment Manager"). As an operating policy, the Fund will invest no more than 5% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Bonds rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds rated CC by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

         Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only

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from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthi-ness analysis than would be the case if the Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

         The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment, the Fund must distribute substantially all of its income to Shareholders (see "Tax Status"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash so that it may satisfy the distribution requirement.

         INVESTMENT  RESTRICTIONS.  The Fund has  imposed  upon  itself  certain
fundamental   investment   restrictions  which,  together  with  its  investment
objective and investment policy, are fundamental policies which may not be changed without the approval of the Fund's Shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either
(A) 67% or more of the Shares of the Fund present at a Shareholders' meeting at which more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (B) more than 50% of the outstanding Shares of the Fund. A vote of the Shareholders satisfying these requirements will also satisfy the requirements

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of the Fund's By-laws and the applicable provisions of
Massachusetts law.

         A. FUNDAMENTAL INVESTMENT RESTRICTIONS. In accordance with these restrictions, the Fund will not:

                  1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein), or purchase or sell commodity contracts, except that the Fund may purchase or sell stock index futures contracts.

                  2. With respect to 75% of its total assets, invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities).

                  3.       Act as an underwriter or issue senior securities.

                  4.   Lend   money,   except   that  the   Fund  may   purchase
publicly-distributed bonds, debentures, notes and other evidences of indebtedness and may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest.

                  5. Borrow money, for any purpose other than redeeming its Shares or purchasing its Shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets.

                  6. Invest more than 25% of the Fund's total assets in a single industry.

         B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. As non-fundamental policies, which may be changed by the Fund's Trustees without Shareholder approval, the Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 10% of its total assets in (a) securities with a limited trading market, (b) securities subject to legal or contractual restrictions as to resale, and (c) repurchase agreements not terminable within seven days. In addition, as a non-fundamental policy, the Fund will not invest more than 5% of its assets in debt securities rated lower than

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Baa by Moody's Investors Service, Inc. or BBB by Standard &
Poor's Corporation.

         When an investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. Assets are calculated as described in the Prospectus under the heading "How to Sell Shares of the Fund." If the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in investment restrictions 2 or 6 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

         RISK FACTORS. The Fund has an unlimited right to purchase securities in any foreign country, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or

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nonexistent  volume  of  trading,  which  result in a lack of  liquidity  and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund Shareholders.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available

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currency hedging instruments;  (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the
financial   condition  of  Russian   companies,   including   large  amounts  of
inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the  Russian  tax  system  will not be  reformed  to  prevent
inconsistent,   retroactive  and/or  exorbitant  taxation;   and  (11)  possible
difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There is the possibility of expropriation, cessation of trading on national exchanges, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

         The  Fund  may  be  affected   either   unfavorably   or  favorably  by
fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid

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unfavorable  consequences  and to take  advantage of favorable  developments  in particular nations where from time to time it places the Fund's investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The  Trustees   consider  at  least  annually  the  likelihood  of  the
imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Trustees also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services--Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

         TRADING POLICIES. The Investment Manager and its affiliated companies serve as investment manager to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted by the Fund's Board of Trustees pursuant to Rule 17a-7 under the 1940 Act.

         PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in the SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance;
(2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                              MANAGEMENT OF THE FUND

         The name, address, principal occupation during the past five years and other information with respect to each of the Trustees and Executive Officers of the Fund are as follows:

NAME, ADDRESS AND                                  PRINCIPAL OCCUPATION
OFFICES WITH FUND                                  DURING PAST FIVE YEARS

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President
President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of Franklin Administrative Services, Inc., General Host Corporation, and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin and of 55 of the investment companies in the Franklin Templeton Group. Age 62.

NAME, ADDRESS AND                                     PRINCIPAL OCCUPATION
OFFICES WITH FUND                                     DURING PAST FIVE YEARS


HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Trustee
Chairman of the Board,
president and chief executive
officer of General Host
Corporation (nursery and craft
centers); and a director of
RBC Holdings (U.S.A.) Inc. (a
bank holding company) and Bar-
S Foods. Age 63.

NICHOLAS F. BRADY*
102 East Dover Street
Easton, Maryland
  Trustee
Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm), (1994- present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury (1988-January 1993); and chairman of the board of Dillion, Read & Co. Inc. (investment banking) prior thereto. Age 65.

F. BRUCE CLARKE
19 Vista View Blvd.
Thornhill, Ontario
  Trustee Retired; formerly, credit adviser of the National Bank of Canada, Toronto. Age 85.

HASSO-G VON DIERGARDT-NAGLO
R.R. 3
Stouffville, Ontario
  Trustee
Farmer; and president of
Clairhaven Investments, Ltd.
and other private investment
companies. Age 79.

S. JOSEPH FORTUNATO
12 Brannick Drive
Madison, New Jersey
  Trustee Member of the law firm of Pitney, Hardin, Kipp & Szuch; and a director of General Host Corporation. Age 63.

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NAME, ADDRESS AND                                       PRINCIPAL OCCUPATION
OFFICES WITH FUND                                       DURING PAST FIVE YEARS

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Trustee
President of Galbraith
Properties, Inc. (personal
investment company); director
of Gulfwest Banks, Inc. (bank
holding company) (1995-
present) and Mercantile Bank
(1991-present); vice chairman
of Templeton, Galbraith &
Hansberger Ltd. (1986-1992);
and chairman of Templeton
Funds Management, Inc. (1974-
1991). Age 74.

ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Trustee
Consultant, Triangle
Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991-present); and a director of Checkers Drive-In Restaurants, Inc. Age 72.

RUPERT H. JOHNSON, JR.*
777 Mariners Island Blvd.
San Mateo, California
   Trustee Executive vice president and director of Franklin Resources, Inc.; president and director of Franklin Advisers, Inc.; executive vice president and director of Franklin Templeton Distributors, Inc.; director of Franklin Administrative Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin, and of 42 of the investment companies in the Franklin Group of Funds. Age 55.

NAME, ADDRESS AND                                        PRINCIPAL OCCUPATION
OFFICES WITH FUND                                        DURING PAST FIVE YEARS


BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, DE
  Trustee
Director or trustee of various civic associations; formerly, economic analyst, U.S.
Government. Age 66.

GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland  20817
  Trustee
Chairman of White River
Corporation (information
services); director of Fund
America Enterprises Holdings,
Inc., Lockheed Martin
Corporation,   MCI  Communications  Corporation,   Fusion  Systems  Corporation,
Infovest Corporation, and Medimmune, Inc.; and formerly held the following positions: chairman of Hambrecht and Quist Group; director of H&Q Healthcare Investors; and president of the National Association of Securities Dealers, Inc. Age 67.

FRED R. MILLSAPS
2665 NE 37th Drive
Fort Lauderdale, FL
  Trustee
Manager of personal
investments (1978-present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965- 1969); vice president of The Federal Reserve Bank of Atlanta
(1958-1965); and a director of various other business and nonprofit organizations. Age 66.


DANIEL L. JACOBS
500 East Broward Blvd.
Suite 1400
Fort Lauderdale, Florida
  President
Executive vice president and
director of Templeton
Investment Counsel, Inc.;
director of Templeton Global
Investors, Inc.; and president
or vice president of certain
of the Templeton Funds. Age
43.

NAME, ADDRESS AND                                     PRINCIPAL OCCUPATION
OFFICES WITH FUND                                     DURING PAST FIVE YEARS



JOHN R. KAY
500 East Broward Blvd.
Suite 1400
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors,
Inc. and Templeton Worldwide,
Inc.; assistant vice president
of Franklin Templeton
Distributors, Inc.; formerly,
vice president and controller
of the Keystone Group, Inc.
Age 55.

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  Vice President President and director of Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985).
Age 35.

MARTIN L. FLANAGAN
777 Mariners Island Blvd.
San Mateo, CA
  Vice President
Senior vice president, treasurer and chief financial officer of Franklin Resources, Inc.; director and executive vice president of Templeton Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; director or trustee, president or vice president of various Templeton Funds; accountant, Arthur Andersen & Company (1982-1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants.
Age 35.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, FL
  Secretary Senior vice president of Templeton Global Investors, Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985-1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984- 1985). Age 42.

JAMES R. BAIO
500 East Broward Blvd.
Suite 1400
Fort Lauderdale, FL
  Treasurer Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager, Ernst & Young (certified public accountants) (1977-1989). Age 41.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, FL
  Assistant Treasurer Assistant treasurer, Templeton Funds; assistant vice president of Franklin Templeton Investor Services, Inc.; formerly, partner, Grant Thornton, independent public accountants. Age 66.

JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price &
Rhoads. Age 50.



* These are Trustees who are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is

         Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and
         Templeton, Galbraith & Hansberger, Ltd. are limited partners of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Trustees, except that Messrs. Charles B. Johnson and Rupert H.
Johnson, Jr. are brothers.

                                               TRUSTEE COMPENSATION

         All of the Fund's Officers and Trustees also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Fund to any officer or trustee who is an officer, trustee or employee of the Investment Manager or its affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Fund currently pays the independent Trustees and Mr. Brady an annual retainer of $100.00. The independent Trustees and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Fund expenses.

         The following table shows the total compensation paid to the Trustees by the Fund and by all investment companies in the Franklin Templeton Group:


                                                                   Number of             Total Compensation
Name                                Aggregate               Franklin Templeton          from all Funds in
  of                               Compensation            Fund Boards on which  Franklin Templeton
TRUSTEE                            FROM THE FUND*             TRUSTEE SERVES                     GROUP*

Harris J. Ashton                     $1,525                          54                       $319,925
Nicholas F. Brady                     1,525                          23                         86,125
F. Bruce Clarke                       2,025                          19                         95,275
Hasso-G von Diergardt-Naglo           1,525                          19                         75,275
S. Joseph Fortunato                   1,525                          56                        336,065
John Wm. Galbraith                        0                          22                              0
Andrew H. Hines, Jr.                  2,025                          23                        106,125
Betty P. Krahmer                      1,525                          23                         75,275
Gordon S. Macklin                     1,525                          51                        303,695
Fred R. Millsaps                      2,025                          23                        106,125


--------------

*        For the fiscal year ended December 31, 1994.

                                               PRINCIPAL SHAREHOLDER

         As of March 31, 1995, TFAC, on behalf of the Separate Accounts, owned of record 594,635 Shares (100%) of the Fund. However, TFAC will exercise voting rights attributable to these Shares in accordance with voting instructions received by holders of the Annuities or any other policies for which the Fund serves as the underlying investment vehicle. To this extent, TFAC does not exercise control over the Fund by virtue of the voting rights from its ownership of Fund Shares.

                                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENT. The Investment Manager of the Fund is Templeton Investment Counsel, Inc., a Florida corporation with offices in Fort Lauderdale, Florida. The Investment Management Agreement, dated October 30, 1992, was approved by shareholders of the Fund on October 30, 1992, and was amended and restated on February 25, 1994. It was last approved by the Board of Trustees, including a majority of the Trustees who were not parties to the Agreement or interested persons of any such party, at a meeting on February 24, 1995, and will continue through April 30, 1996. The Management Agreement will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         The Management Agreement requires the Investment Manager to manage the investment and reinvestment of the Fund's assets. The Investment Manager is not required to furnish any overhead items or facilities for the Fund, including daily pricing or trading desk facilities, although such expenses are paid by some investment advisers of some other investment companies.

         The Management Agreement provides that the Investment Manager will select brokers and dealers for execution of the Fund's portfolio transactions consistently with the Fund's brokerage policy. (See "Brokerage Allocation.") Although services provided by broker-dealers in accordance with the Fund's brokerage policy may incidentally help reduce the expenses of or otherwise benefit the Investment Manager and other investment advisory clients of the Investment Manager and of its affiliates, as well as the Fund, the value of any such services is indeterminable and is not used to offset the Investment Manager's fee.

         When the Investment Manager determines to buy or sell the same securities for the Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Fund's Board of Trustees, to be impartial and fair, in order to seek good results for all parties (see "Investment Practices and Restrictions--Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Fund are available for inspection at least four times annually by the compliance officer of the Fund so that the non-interested Trustees (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable for all parties.

         The Management Agreement provides that the Investment Manager shall have no liability to the Fund or any Shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Management Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager's duties or by reason of reckless disregard of its obligations and duties under the Management Agreement. The Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Fund's Trustees in office at the time or by vote of a majority of the outstanding Shares of the Fund (as defined in the 1940 Act).

         MANAGEMENT FEES. For its services, the Fund pays the Investment Manager a monthly fee equal on an annual basis to 0.50% of its average daily net assets, reduced to 0.45% of such net assets in excess of $200,000,000 and further reduced to 0.40% of such net assets in excess of $1,300,000,000. During the fiscal years ended December 31, 1994, 1993, and 1992, the Investment Manager received fees of $66,500, $54,283 and $50,260, respectively.

         THE INVESTMENT MANAGER. The Investment Manager is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Trustee and officer of the Fund), Rupert H. Johnson, Jr. (a Trustee of the Fund), and R. Martin Wiskemann are principal shareholders of Franklin and own, respectively, approximately 20%, 16% and 9.2% of its outstanding shares. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

         BUSINESS MANAGER. Templeton Funds Annuity Company (the "Business Manager"), 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030, telephone (813) 823-8712, performs certain administrative functions as Business Manager for the Fund pursuant to a Business Management Agreement dated October 30, 1992. Prior to January 1, 1992, these administrative functions were performed by Templeton Funds Management, Inc.

         The Business Management Agreement requires the Business Manager to be responsible for various activities on behalf of the Fund, including:

         o providing office space, telephone, office equipment and supplies for the Fund;

         o paying compensation of the Fund's officers for services rendered as such;

         o authorizing expenditures and approving bills for payment on behalf of the Fund;

         o preparation of annual and semi-annual reports, notices of dividends, capital gains distributions and tax credits;

         o daily pricing of the Fund's investment portfolio and preparing and supervising publication of daily quotations of the bid and asked prices of the Fund's Shares, earnings reports and other financial data;

         o monitoring relationships with organizations serving the Fund, including its custodian and printers;

         o        providing trading desk facilities for the Fund;

         o supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations promulgated thereunder, with state regulatory requirements, maintaining books and records for the Fund (other than those maintained by the custodian), and filing tax reports, other than the Fund's income tax returns; and

         o providing executive, clerical and secretarial help needed to carry out its responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the Fund's average daily net assets, reduced to 0.135% annually of such net assets in excess of $200,000,000, further reduced to 0.10% annually of such net assets in excess of $700,000,000, and further reduced to 0.075% annually of such net assets in excess of $1,200,000,000. Since the Business Manager's fee covers services often provided by investment advisers to other funds, the Fund's combined expenses for advisory and administrative services together may be higher than those of some other investment companies. During the fiscal years ended December 31, 1994, 1993, and 1992, TFAC received business management fees of $19,950, $16,285 and $15,076, respectively.

         The Business Manager has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Fund to an annual rate of 1.00% of the Fund's average net assets through May 1, 1996. As long as this expense limitation continues, it may lower the Fund's expenses and increase its total return. After May 1, 1996, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund.

         The Business Manager is relieved of liability to the Fund for any act or omission in the course of its performance under the Business Management Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Agreement. The Business Management Agreement may be terminated by the Fund at any time on 60 days' written notice without payment of penalty, provided that such termination by the Fund shall be directed or approved by vote of a majority of the Trustees (as defined in the 1940 Act), and shall terminate automatically and immediately in the event of its assignment.

         Templeton Funds Annuity Company is an indirect wholly-owned subsidiary of Franklin.

         CUSTODIAN. The Chase Manhattan Bank, N.A., pursuant to an Agreement dated as of January 27, 1988, serves as custodian of the Fund's securities and cash, which are kept at the custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. Compensation for the services of the custodian is based on a schedule of charges agreed on from time to time. The custodian generally domestically, and frequently abroad, does not actually hold certificates for the securities in its custody, but instead has book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

         LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C, 20005 is legal counsel for the Fund.

         INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Fund. Its audit services comprise examination of the Fund's financial statements and review of the Fund's filings with the Securities and Exchange Commission ("SEC") and the Internal Revenue Service ("IRS").

         REPORTS TO SHAREHOLDERS. The Fund's fiscal year ends on December 31. Shareholders will be provided at least semiannually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by independent accountants. Shareholders who would like to receive an interim quarterly report may phone Fund Information Department at 1-800/DIAL BEN.

                                               BROKERAGE ALLOCATION

         The Management Agreement provides that the Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the portfolio transactions of the Fund and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements are made in accordance with the following principles:

         1.       Purchase and sale orders are usually placed with
                  brokers who are selected by the Investment Manager as
                  able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the
                  other provisions hereinafter set forth.  The
                  determination of what may constitute best execution and
                  price in the execution of a securities transaction by a
                  broker involves a number of considerations, including,
                  without limitation, the overall direct net economic
                  result to the Fund (involving both price paid or
                  received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large
                  block is involved, availability of the broker to stand
                  ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by
                  the   Investment    Manager   in   determining   the   overall
                  reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, the Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

         3.       The Investment Manager is authorized to allocate
                  brokerage business to brokers who have provided
                  brokerage and research services, as such services are
                  defined in Section 28(e) of the Securities Exchange Act
                  of 1934 (the "1934 Act"), for the Fund and/or other
                  accounts, if any, for which the Investment Manager
                  exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, for transactions as to which fixed minimum commission rates are not
                  applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting
                  that transaction, if the Investment Manager in making
                  the selection in question determines in good faith that
                  such amount of commission is reasonable in relation to
                  the value of the brokerage and research services
                  provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and
                  the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager is not required to place or to
                  attempt to place a specific dollar value on the
                  research or execution services of a broker or on the
                  portion of any commission reflecting either of those
                  services.  In demonstrating that such determinations
                  were made in good faith, the Investment Manager shall
                  be prepared to show that all commissions were allocated
                  and paid for purposes contemplated by the Fund's
                  brokerage policy, that the research services provide
                  lawful and appropriate assistance to the Investment
                  Manager in the performance of its investment decision-
                  making responsibilities and that the commissions paid
                  were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into
                  account  the  Fund's   policies  that:  (i)  obtaining  a  low
                  commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than
                  to  pay  the   lowest   commission   and  (ii)  the   quality,
                  comprehensiveness  and frequency of research studies which are
                  provided  for  the  Investment   Manager  are  useful  to  the
                  Investment Manager in performing its advisory services under its Management Agreement with the Fund. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under its Management Agreement with the Fund. Research furnished by brokers through whom the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in the Fund's portfolio.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5. Sales of shares of investment companies registered under the 1940 Act which have either the same investment adviser, or an investment adviser affiliated with the Investment Manager, made by a broker is one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker;
                  provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's other policies as stated above; and provided further, that in every allocation made to a broker in which such sale of shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of shares.

         Insofar as known to the Fund's management, no Trustee or officer of the Fund, nor the Investment Manager or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Fund. The total brokerage commissions on portfolio transactions for the Fund during the fiscal years ended December 31, 1994, 1993, and 1992 were $19,000, $12,220 and $13,000, respectively. All portfolio transactions are allocated to broker-dealers only when their prices and execution, in the judgment of the Investment Manager, are equal to the best available within the scope of the Fund's policies. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectus describes the manner in which the Fund's
Shares may be purchased and redeemed. See "Sale and Redemption of Shares".

         The net asset value of the Fund's Shares is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays), except on days during which no Shares are tendered for redemption and no order to purchase or sell Shares is received by the Fund. The Fund's offices will be closed and net asset value will not be calculated on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Trading in securities on European and Far Eastern exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per Share, and therefore effects sales, redemptions and repurchases of its Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees.

         The Board of Trustees may establish procedures under which the Fund may suspend the right of redemption for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists, as determined under rules and regulations of the SEC, as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of the Fund's Shares. Any subscription may be rejected by the Fund.

                                                    TAX STATUS

         The Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund will be relieved of federal income tax on the investment company taxable income and net capital gains distributed to its Shareholders, the Separate Accounts. However, because the Separate Accounts are not separate entities and their operations form a part of TFAC, TFAC will be liable for any federal income taxes which become payable with respect to the income of the Separate Accounts. The Separate Accounts will bear their allocable share of such liabilities. Under current law, no item of dividend income, interest income or realized capital gain of the Separate Accounts attributable, at a minimum, to appreciation after January 1, 1985, will be taxed to TFAC to the extent it is applied to increase the reserves under the Contracts.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax unless the exception described below applies. To avoid the tax if it otherwise applies, the Fund must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar if it is declared by the Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (a Separate Account) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above will not apply in a given calendar year to the Fund if all of its Shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a regulated investment company attributable to an investment not exceeding $250,000 made in connection with the organization of the company is not taken into account.) Accordingly, if this condition regarding the ownership of Shares of the Fund is met, the excise tax will be inapplicable to the Fund even if the calendar year distribution requirement is not met.

         The Fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Income received by the Fund from sources within a foreign country may be subject to withholding taxes and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain types of financial contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its Shareholders as ordinary income.

         Debt securities purchased by the Fund may be treated for federal income tax purposes as having original issue discount. Original issue discount essentially represents interest for federal income tax purposes and can be defined generally as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not any income is actually received by the Fund, is treated for U.S. federal income tax purposes as ordinary income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued but unpaid interest.

         Some of the debt securities may be purchase by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

         Certain futures contracts in which the Fund may invest are "section 1256 contacts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60-40"), except for certain foreign currency gains and losses which will be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The requirements under the Code relating to the qualification of the Fund as a regulated investment company may limit the extent to which the Fund may engage in futures contracts.

         Distributions of any investment company taxable income are treated as ordinary income for tax purposes in the hands of the Separate Accounts, even though distributed as additional Shares of the Fund rather than in cash. Similarly, net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will be, to the extent distributed by the Fund and designated by the Fund as capital gain dividends, treated as long-term capital gains in the hands of the Separate Accounts, even though distributed as additional Shares of the Fund, regardless of the length of time the Separate Accounts may have held the Shares.

         To comply with regulations under Section 817(h) of the Code, the Fund must diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment. However, for this purpose, in the case of U.S. Government securities, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the United States is treated as a U.S.
Government security.

         Reference is made to the prospectus for the Separate Account for information regarding the federal income tax treatment of distributions to the Separate Account.

                                               DESCRIPTION OF SHARES

         The Shares have non-cumulative voting rights, so that the holders of a plurality of the Shares voting for the election of Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and, in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding Shares of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding Shares of the Fund.

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any Shareholder held personally liable for the obligations of the Fund. The risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and, thus, should be considered remote.

                                              PERFORMANCE INFORMATION

         The Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Fund will not be advertised unless accompanied by comparable performance information for a separate account to which the Fund offers its Shares.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Fund over a period of one year (or, if less, up to the life of the Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's average annual total return for the one- and five-year periods ended December 31, 1994 and for the period from February 16, 1988 (commencement of operations) through December 31, 1994 were - 4.06%, 11.39% and 13.65%, respectively.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Quotations of total return for the Fund will not take into account charges and deductions against any separate accounts to which the Fund's Shares are sold or charges and deductions against Templeton Retirement Annuities, Templeton Immediate Variable Annuities, or any other participations or policies for which the Fund may serve as the underlying investment vehicle, although comparable performance information for a separate account will take such charges into account. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, the Fund and the Investment Manager may also refer to the following information:

         (1) The Investment Manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

         (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

         (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

         (4)      The geographic distribution of the Fund's portfolio.

         (5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

         (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

         (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

         (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

         (9) Allegorical stories illustrating the importance of persistent long-term investing.

         (10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

         (11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

         (12) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

                  o         "Never follow the crowd.  Superior performance is
                           possible only if you invest differently from the crowd."

                  o         "Diversify by company, by industry and by
                           country."

                  o         "Always maintain a long-term perspective."

                  o         "Invest for maximum total real return."

                  o         "Invest - don't trade or speculate."

                  o         "Remain flexible and open-minded about types of
                           investment."

                  o         "Buy low."

                  o         "When buying stocks, search for bargains among
                           quality stocks."

                  o         "Buy value, not market trends or the economic
                           outlook."

                  o         "Diversify.  In stocks and bonds, as in much else,
                           there is safety in numbers."

                  o         "Do your homework or hire wise experts to help
                           you."

                  o         "Aggressively monitor your investments."

                  o         "Don't panic."

                  o         "Learn from your mistakes."

--------
* Sir John Templeton sold the Templeton organization to Franklin Franklin Resources, Inc. in October, 1992 and resigned from the Fund's Board on April 16, 1995. He is no longer involved with the investment management process.

                  o         "Outperforming the market is a difficult task."

                  o         "An investor who has all the answers doesn't even
                           understand all the questions."

                  o         "There's no free lunch."

                  o         "And now the last principle:  Do not be fearful or
                           negative too often."

         In addition, the Fund and the Investment Manager may also refer to the number of Shareholders in the Fund or the aggregate number of shareholders in the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                                               FINANCIAL STATEMENTS

         The financial statements contained in the Fund's Annual Report to Shareholders dated December 31, 1994 are incorporated herein by reference.